EXHIBIT 99.1

                            STOCK PURCHASE AGREEMENT


         Agreement (the "Agreement"), dated this 26th day of June, 1996, by and between Riedman Corporation, a New York corporation ("Buyer") and Daniel Green Company, a Massachusetts corporation (the "Company").

                                    RECITALS

         Buyer  desires  to  purchase  from  the  Company  475,000  shares  (the
"Purchased Stock") of Common Stock, par value $2.50 per share (the "Common Stock") (such transaction to be referred to herein as the "Purchase"), and the Company desires to issue and sell such Purchased Stock to Buyer, subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                PURCHASE AND SALE OF PURCHASED STOCK; THE CLOSING

          1.1 The Purchase. Subject to the terms and conditions contained herein, the Company shall issue, sell, and deliver to Buyer, and Buyer shall purchase and acquire from the Company the Purchased Stock at a closing (the "Closing") to be held at the offices of Nixon, Hargrave, Devans & Doyle, Clinton Square, Rochester, New York, at 1:00 p.m. on June 26, 1996 (the "Closing Date"), unless the parties hereto otherwise agree to some other time and place.

          1.2 Consideration for the Purchase. At the Closing, subject to the terms and conditions contained herein, as consideration for the purchase of the Purchased Stock, Buyer shall pay One Million Five Hundred Thousand Dollars ($1,500,000) (the "Purchase Price") in cash by wire transfer of immediately available funds to the Company's account as designated by the Company. 1.3 Documents to be Delivered. To effect the Purchase, the Company and Buyer shall, at the Closing, take the action and deliver the documents as set forth in
Article V.

                                   ARTICLE II
             REPRESENTATIONS AND WARRANTIES OF THE COMPANY TO BUYER

          The Company hereby represents and warrants to Buyer as follows:

          2.1 Organization of the Company. The Company is a corporation duly organized, validly existing and, in good standing under the laws of the Commonwealth of Massachusetts and has the corporate power to conduct its business as it is presently being conducted and to own and lease its assets.

          2.2 Authorization.

               (a) The Company has the corporate power to execute and deliver this Agreement, and to perform its obligations hereunder.

               (b) The Company has duly authorized the execution, delivery and performance of this Agreement. This Agreement is a legally valid and binding obligation of the Company.

               (c) The issuance and sale of the Purchased Stock has been duly authorized by the Company. When the Purchased Stock is issued and delivered to and paid for by Buyer in accordance with the terms hereof, the Purchased Stock will be validly issued, fully paid and non-assessable and free of any preemptive rights. 2.3 Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of four million (4,000,000) shares of Common Stock, 1,036,892 shares of which are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. Except for the options granted pursuant to the Company's Stock Option Plan and the Rights issued to all stockholders under the Company's Shareholder Rights Plan pursuant to a Rights Agreement between the Company and the First National Bank of Boston dated February 9, 1996, there are no outstanding subscriptions, options, warrants, rights (including any preemptive rights), calls or commitments of any character relating to, or entitling any person or entity to purchase or otherwise acquire, any capital stock or other equity securities of the Company or any securities or rights convertible into or exchangeable or exercisable for shares of capital stock or other equity securities of the Company. 2.4 Financial Statements. The Company has heretofore delivered to Buyer (a) the audited Financial Statements of the Company at, and for the year ended, December 31, 1995 together with the notes thereto and the report thereon of Deloitte & Touche LLP (the "Financial Statements") and (b) the unaudited balance sheet and statement of operations (the "Interim Financial Statements") of the Company at, and for the four months ended April 30, 1996. Except as otherwise set forth therein, the Financial Statements and the Interim Financial Statements have been prepared in accordance with generally accepted accounting principles (except, in the case of the Interim Financial Statements, for (i) year-end audit adjustments consisting of normally recurring items and (ii) the lack of notes to such Interim Financial Statements). The Financial Statements and the Interim Financial Statements fairly present in all material respects, as of the dates and for the periods thereof, the financial condition and the results of operations of the Company (subject, in the case of the Interim Financial Statements, to said year-end audit adjustments).

          2.5 Absence of Certain Changes. Since the date of the Interim Financial Statements, there has been no material adverse change in the Company's business, results of operation or financial condition taken as a whole, except :

               (i) the Company recently executed a Fifteenth Amendment to its Loan and Security Agreement with Fleet Bank, which provides for a gradual increasing cost of borrowing over the next year, indicative of the Bank's desire to have the Company make other banking arrangements; and

               (ii) the Company has recently instituted a new operational strategy for the Company in light of the 1995 net loss, which program, while reducing costs and seeking to return to profitability, may result in reduction in overall gross sales of the Company.

The Buyer acknowledges it is familiar with these aspects of the Company's business, particularly as its President is a member of the Board of Directors of the Company.

          2.6 Title to Assets. The Company owns or leases all real and personal property necessary for the conduct of its business as presently conducted. To the extent material to the business or operations of the Company, the Company has good and marketable title to all such property owned by it, subject to the mortgages reflected in the Financial Statements. 2.7 No Conflict or Violation. Neither the execution, delivery or consummation of this Agreement by the Company will result in a violation or breach of (i) the Articles of Organization or by-laws of the Company or (ii) any contract, agreement, indebtedness, lease, commitment, license, franchise, permit or authorization to which the Company is a party or by which the Company is bound.

          2.8 Litigation. There is no action, suit, litigation, labor dispute or arbitration pending or, to the Company's knowledge, threatened against the company or any order, writ, injunction, judgment or decree outstanding that, if adversely determined, would have a material adverse effect on the Company. The Company is not in default under or with respect to any judgment, order, writ, injunction or decree of any court or governmental agency applicable to it.

          2.9 Tax Matters. The Company has timely filed with the appropriate taxing or other governmental authorities all returns (including, without limitation, information returns) in respect of federal, state and local taxes required to be filed, taking into account any appropriate extension of time, through the date hereof. The returns filed are complete and correct in all material respects. All taxes shown on the returns filed by the Company have been paid, or an adequate reserve has been established therefor.

          2.10 SEC Filings. The Company has made all required filings with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, and has filed all appropriate reports with NASDAQ, and the Company is in substantial compliance with all regulations of the Securities and Exchange Commission and NASDAQ.

          2.11 The Company is in substantial compliance with all federal, state and local laws, rules and regulations applicable to the Company and its business, including without limitation laws, rules and regulations relating to protection of health or the environment, hazardous substances, labor relations and employee benefits.

                                   ARTICLE III
             REPRESENTATIONS AND WARRANTIES OF BUYER TO THE COMPANY

          The Buyer  hereby  represents  and warrants to the Company as follows:

          3.1 Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

          3.2  Authorization.

               (a) Buyer has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

               (b) Buyer has duly authorized the execution, delivery and performance of this Agreement. This Agreement is a legally valid and binding obligation of Buyer.

          3.3 Purchase Entirely for Own Account. The Purchased Stock is being acquired by Buyer for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof within the meaning of the Securities Act of 1933 (the "Securities Act"). Except for the sale of up to 31,750 shares of the Purchased Stock to Warren J. Reardon III, President of the Company, Buyer has no present intention of selling, granting any participation in, or otherwise distributing any of the Purchased Stock. Except as aforesaid, Buyer is not a party to any contract, undertaking, agreement or arrangement to sell, transfer or grant participations to any third
person  with  respect  to  any  of  the  Purchased   Stock.

          3.4 Disclosure of Information. Buyer has requested all the information it considers necessary or appropriate for deciding whether to acquire the Purchased Stock and has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects, assets, liabilities and financial condition of the Company that Buyer reasonably considers important in making the decision to acquire the Purchased Stock.

          3.5 Investment Experience. Buyer acknowledges that it is able to evaluate for itself, and has such knowledge and experience in financial or business matters that it is capable of evaluating, the merits and risks of the investment in the Purchased Stock, that it has the ability to protect its own interests in this transaction, and is financially capable of bearing a total loss of this investment. Buyer is fully aware of: (i) the speculative nature of the investment in the Purchased Stock; (ii) the financial hazards involved;
(iii) the financial condition of the Company, as reflected by its net loss for 1995 and 1996 to date; and (iv) the qualification and background of the management of the Company.

          3.6 Accredited Investor. Buyer is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act, as presently in effect.

          3.7 Restricted Securities. Buyer understands that the Purchased Stock will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and, that under such laws and applicable regulations, the Purchased Stock may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Buyer represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                                   ARTICLE IV
                            COVENANTS OF THE COMPANY

          The Company covenants and agrees with the Buyer that at or prior to the Closing Date, it will:

          4.1 Designation of Buyer. It will take the necessary action, subject to Buyer executing an appropriate agreement, to designate Buyer an Exempt Person under the Shareholder Rights Plan as reflected in the Rights Agreement between the Company and the Rights Agent dated February 9, 1996.

          4.2 Board of Directors. It will obtain the resignation of two members of the Board of Directors of the Company effective on the Closing Date and will cause the necessary action to be taken to fill the vacancies caused by the resignations with nominees designated by the Buyer.

          4.3 Officers. It will cause the necessary action to be taken to elect James R. Riedman Chairman and Chief Executive Officer of the Company and Warren
J. Reardon III, President and Chief Operating Officer of the Company, effective on the Closing Date and the consummation of the Purchase.

          4.4 Regulatory Notification. It will take the necessary action to comply in a timely manner with the notification and registration requirements of the Securities and Exchange Commission and NASDAQ with respect to the Purchase.

          4.5 Public Announcement. It will make a public announcement in form satisfactory to Buyer and will notify all shareholders of the Company of the Purchase at such time, no later than the Closing Date, as deemed by the Company to be appropriate or necessary.

          4.6 Registration Rights. Upon the request(s) of Buyer at any time subsequent to one year from the date hereof, the Company shall promptly cause any or all Common Stock held by Buyer or any affiliate of the Buyer to be registered for sale under the Securities Act (or any statutory successor thereto) and qualified for sale pursuant to state "blue sky" laws and do all things reasonably necessary to facilitate the registered sale of Common Stock by Buyer. The Company shall bear the expenses of such registration and qualifications, other than buyer's legal counsel's fees and distribution fees and expenses, which shall be borne by Buyer. The obligation of the Company hereunder shall be limited:

               (i) to no more than three such "demand" registrations (in addition to an unlimited number of "piggyback" registrations); and

               (ii) if the proposed sale by the Buyer could be accomplished in a manner substantially similar to that proposed and at the same net sale price to Buyer by means of a transaction which would be exempt from registration in accordance with the existing rules and regulations under the Securities Act.

                                    ARTICLE V
                            CONDITIONS TO THE CLOSING

          5.1 Conditions to the Company's Obligations to the Purchase. The obligation of the Company to issue and sell the Purchased Stock to Buyer at the Closing is subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any of which may be waived by the Company:

               (a) Representations, Warranties and Covenants. Each of the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date and Buyer shall have performed in all material respects the agreements and covenants required hereby to be performed by it on or prior to the Closing Date.

               (b) No Litigation. No action, suit, litigation, investigation or other proceeding shall have been instituted or threatened by any governmental authority or any other entity or person for the purpose of preventing, or that questions the validity or legality of, the Purchase.

               (c) Closing Documents. The Company shall have received, at or prior to the Closing Date, the following:

                    (i) confirmation that the Company has received the Purchase Price by wire transfer into the account designated by it as provided in
     Section 1.2;

                    (ii) a cross-receipt with respect to the purchase and sale of the Purchased Stock.

          5.2 Conditions to Buyer's Obligations to the Purchase. The obligation of Buyer to purchase the Purchased Stock at the Closing is subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any of which (except for the legend on the stock certificates) may be waived by Buyer:

               (a) Representations, Warranties and Covenants. Each of the representations and warranties of the Company to Buyer contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date, and the Company shall have performed in all material respects the agreements and covenants required hereby to be performed by it on or prior to the Closing Date.

               (b) No Litigation. No action, suit, litigation investigation or other proceeding shall have been instituted or threatened by any governmental authority or any other entity or person for the purpose of preventing, or that questions the validity or legality of, the Purchase.

               (c) Closing Documents. Buyer shall have received at or prior to the Closing Date, the following:

                    (i) a certificate  of the Clerk of the Company  attesting to
     the  resolutions   authorizing  the   transactions   contemplated  by  this
     Agreement;

                    (ii) certificates representing the Purchased Stock, which certificates shall bear the following legend:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR EXEMPTION THEREFROM UNDER SAID ACT OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER." (iii) the cross-receipt referred to in Section 5.1(c)(ii); and (iv) a certificate, dated as of a recent date, from the Secretary of State of the Commonwealth of Massachusetts evidencing the good standing of the Company.

                              ARTICLE VI
                             MISCELLANEOUS

          6.1 Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by Buyer without the prior written consent of the Company. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and assigns.

          6.2 Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by either party to the other shall be in writing and delivered in person or by courier, telecopied by facsimile transmission (provided that confirmation is received by the sender) or mailed by certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date such receipt is acknowledged), as follows:

         If to the Company:                 Warren J. Reardon, III, President
                                            Daniel Green Company
                                            One Main Street
                                            Dolgeville, New York 13329-1398
                                            Telephone:        315-429-3131
                                            Telecopier:       315-429-8424


         With a copy to:                    John B. French, Esquire
                                            Sullivan & Worcester
                                            One Post Office Square
                                            Boston, Massachusetts 02109
                                            Telephone:        617-338-2847
                                            Telecopier:       617-338-2880


         If to Buyer:                       James R. Riedman
                                            Riedman Corporation
                                            45 East Avenue
                                            Rochester, New York 14604
                                            Telephone:        716-232-4424
                                            Telecopier:       716-232-7802


         With a copy to:                    Justin P. Doyle, Esquire
                                            Nixon, Hargrave, Devans & Doyle
                                            Clinton Square
                                            Post Office Box 1051
                                            Rochester, New York 14603-1051
                                            Telephone:        716-263-1359
                                            Telecopier:       716-263-1600


or to such other place and with such other copies as either party may designate by written notice to the other.

          6.3 Choice of Law. This Agreement shall be construed and interpreted and the rights of the parties determined in accordance with the laws of the State of New York without reference to its principles of conflicts of law. Each party hereto irrevocably consents to the service of any and all process in any action or proceeding arising out of or relating to this Agreement by the mailing of copies of such process to such party at its address specified in Section 6.2.

          6.4  Entire   Agreement,   Amendments  and  Waivers.   This  Agreement
constitutes the entire agreement among the parties pertaining to the Purchase and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to the Purchase. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

          6.5 Expenses. Regardless of whether the transaction contemplated hereby is consummated, all costs and expenses (including, without limitation, the fees, costs, disbursements and expenses of attorneys, accountants and advisors) (i) incurred by Buyer in connection with the negotiation, preparation, execution and performance of this Agreement shall be paid by Buyer and (ii) incurred by the Company in connection with the negotiation, preparation, execution and performance of this Agreement shall be paid by the Company.

          6.6 No Brokers. Other than KPMG BayMark Capital LLC ("BayMark"), which the Company had engaged in connection with other financial advisory and investment banking services, no broker or finder has acted for the Company or the Buyer in connection with this Agreement and no broker or finder or other person or entity is entitled to any broker's fee or other commissions in respect of the Purchase. The negotiated fees and expenses with respect to BayMark's services shall be the sole responsibility of and shall be paid by the Company. Except as aforesaid with respect to BayMark, each party agrees to indemnify and hold the other harmless against any claim of any broker or finder claiming through such party for any fee or commission with respect to the Purchase.

          6.7 Counterparts. This agreement may be executed in counterparts and when each party has signed and delivered at least one such counterpart, each counterpart shall be considered an original agreement and, when taken together with other signed counterparts, shall constitute one agreement binding upon and effective as to both parties.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement, by their respective officers hereunto duly authorized, as of the day and year first above written.

BUYER:                                         COMPANY:

RIEDMAN CORPORATION                            DANIEL GREEN COMPANY


By:                                            By:
Name:                                          Name:
Title                                          Title: